                                                                    EXHIBIT 99.2



                   -------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                   -------------------------------------------

------------------------------------------------------------------   ---------------------------------------------------------------
In re:                                                               DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                               Page 1 of 3
                                                                                 Statement Number:         16
------------------------------------------------------------------                                   ----------------
Chapter 11                                                                    For the Period FROM:      2/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                                          ----------------
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                        TO:      2/28/2003
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)                                                 ----------------

------------------------------------------------------------------   ---------------------------------------------------------------

                                                                     -------------------------------------------------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                  Collateral         Concentration
                                                                            Account             Account
                                                                     -------------------------------------------------------------
Balance before Statement #1                                              $   268,333.21           65,956.21
                                                                     -------------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements                        3,323,205.95        2,328,666.40
                                                                     -------------------------------------------------------------
B.  Less:  Total Disbursements per all Prior Statements                    2,287,912.51        2,349,937.87

                                                                     -------------------------------------------------------------
C.  Beginning Balance                                                    $ 1,303,626.65           44,684.74
                                                                     -------------------------------------------------------------
D.  Receipts during Current Period

    Description
    -----------
    2/13/2003                 Account Transfer                                                    30,000.00
    2/14/2003                 BL Distribution Corp                            90,068.61
    2/25/2003                 Account Transfer                                                    15,000.00
    2/28/2003                 interest                                         1,005.06
























      TOTAL RECEIPTS THIS PERIOD                                              91,073.67           45,000.00         --          --
                                                                     -------------------------------------------------------------
E.  Balance Available (C plus D)                                         $ 1,394,700.32           89,684.74       $ --        $ --
                                                                     -------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 16                        Page 2 of 3
--------------------------------------------------------------------------------

F.  Less:  Disbursements during Current Period:

    Date           Check No.       Payee/Purpose
    ----           ---------       -------------

2/6/2003           7951       Payroll                                                          978.08
2/6/2003           7952       Payroll                                                         5839.32
2/6/2003           7953       Payroll                                                         1253.76
2/6/2003           7954       Payroll                                                         2276.23
2/7/2003                      ADP Fees                                                          86.24
2/11/2003          37571      Bruce Lilliston                                                   66.97
2/11/2003          37572      Cash                                                             250.00
2/11/2003          37573      Federal Express                                                   36.45
2/11/2003          37574      Robert W Goldsmith                                              1790.00
2/11/2003          37575      KEREN AMINIA                                                     281.84
2/11/2003          37576      William Liebell                                                 2087.50
2/11/2003          37577      Marathon Services, Inc                                           259.80
2/11/2003          37578      TANYA MILLER                                                    2000.00
2/11/2003          37579      Qwest Communications                                              38.95
2/11/2003          37580      Recall                                                           601.41
2/11/2003          37581      Zerolag Communications, Inc                                      100.00
2/13/2003                     Account Transfer                        $ 30,000.00
2/14/2003                     ADP Fees                                                          30.00
2/18/2003          37582      Doniger & Fetter                                                4508.57
2/19/2003                     ADP Taxes                                                       6910.66
2/19/2003          37583      Financial Decisions                                              480.00
2/19/2003          37584      Robert W Goldsmith                                              1725.00
2/19/2003          37585      William Liebell                                                 1712.50
2/19/2003          37586      Pacific Bell                                                      42.70
2/20/2003          7955       Payroll                                                          978.08
2/20/2003          7956       Payroll                                                         6263.67
2/20/2003          7957       Payroll                                                         1253.77
2/20/2003          7958       Payroll                                                         2276.23
2/21/2003          37327      U S Trustee -Void- Never Cashed                                 -250.00
2/21/2003          37587      Doniger & Fetter                                                2500.00
2/21/2003          37588      Pacific Bell                                                     318.14
2/21/2003          37589      United States Trustee                                            500.00
2/21/2003          37590      United States Trustee                                           1500.00
2/21/2003          37591      United States Trustee                                            250.00
2/21/2003          37592      United States Trustee                                            250.00
2/21/2003          37593      United States Trustee                                            250.00
2/21/2003          37594      United States Trustee                                            250.00
2/21/2003          37595      United States Trustee                                            250.00
2/21/2003          37596      United States Trustee                                            250.00
2/21/2003          37597      United States Trustee                                            250.00
2/25/2003                     Account Transfer                        $ 15,000.00
2/26/2003          37598      Bowne of Los Angeles, Inc                                        682.00
2/26/2003          37599      Robert W Goldsmith                                              1645.00
2/26/2003          37600      Health Net                                                      2213.02
2/26/2003          37601      Hodes Parking                                                    360.00
2/26/2003          37602      William Liebell                                                 2087.50
2/26/2003          37603      Property Management Associates, I                               2000.00
2/26/2003          37604      Blue Shield of California                                        316.00
2/27/2003                     ADP Fees                                                         219.71
2/28/2003                     ADP Fees                                                          86.24
      TOTAL DISBURSEMENTS THIS PERIOD:                                  45,000.00           60,055.34         --              --
                                                                   -------------------------------------------------------------
G.  Ending Balance (E less F)                                      $ 1,349,700.32           29,629.40       $ --           $ --
                                                                   -------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 16                        Page 3 of 3
--------------------------------------------------------------------------------

H. (1) Collateral Account:
        a)  Depository Name and Location:       Chase Bank
                                                1 Chase Manhattan Plaza,
                                                New York, NY 10081
        b)  Account Number:                     323221556
   (2) Concentration Account:
        a)  Depository Name and Location:       Comerica Bank
                                                10900 Wilshire Blvd,
                                                Los Angeles, CA 90024
        b)  Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account           1891215236    $    1,000.00
Bank of Scotland - Pinocchio                       3549485     1,280,947.52   Pound Sterling   Time Deposit
Bank of Scotland - Basil                           3626816        75,858.25   Pound Sterling   Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                                  10747301           920.11   Pound Sterling
Freeway\Kushner-Locke                           323-509487    $      255.95
Edge Entertainment                              1891152710    $      444.92
European Films LTD                              1890563818    $    7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                            60-066-930    $ 17,724.61
    KL\7 Venture                                1890-69-6360  $  9,314.72
    Denial Venture                              1890-69-6501  $ 42,064.48
    Cracker LLC                                 1891-04-1665  $  1,000.00
    Swing                                       323-518095    $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                        /s/ Alice P. Neuhauser
                                        ----------------------------------------
                                        Debtor in Possession